SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 31, 2004

(Date of earliest event reported)

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 700, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 961-1992

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On January 3, 2005, RegeneRx Biopharmaceuticals, Inc. (“Company”) announced by press release, a copy of which is attached hereto as Exhibit 99.1, that it had entered into agreements with institutional investors (“Investors”) with respect to the sale of an aggregate of approximately $5.86 million of the Company’s common stock (the “Shares”) in a private placement transaction (the “Private Placement Offering”). The first tranche, approximately $1.25 million, of the Private Placement Offering was completed pursuant to Purchase Agreements by and between the Company and certain Investors, dated December 31, 2004, the form of which is attached hereto as Exhibit 99.2. The remaining $4.61 million, for which definitive agreements have already been executed, is scheduled to close on January 7, 2005. The Company also issued warrants to the Investors to purchase over a period of three years up to an aggregate of an additional 451,270 shares of its common stock at $4.06 per share, pursuant to Warrant Agreements, the form of which is attached hereto as Exhibit 4.1. In addition, the Company granted the Investors certain registration rights with respect to the shares of common stock and the shares of common stock to be received pursuant to the exercise of the warrants as set forth in the Purchase Agreements. Neither the Shares sold to the Investors nor the additional shares of common stock to be issued pursuant to the exercise of the warrants have been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ThinkEquity Partners L.L.C. (“ThinkEquity”) acted as placement agent for the first tranche of the Private Placement Offering. The Company will pay ThinkEquity a fee equal to 7% of the gross proceeds raised in the first tranche of the Private Placement Offering, plus reasonable out-of-pocket expenses. The Company also issued warrants to ThinkEquity to purchase over a period of three years up to an aggregate of an additional 11,539 shares of its common stock pursuant to a Warrant, dated December 31, 2004, which is attached hereto as Exhibit 4.2.

The Shares were offered and sold only to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption to the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 4.1	Form of Warrant, dated December 31, 2004 and January 6, 2005

Exhibit 4.2	Warrant issued to ThinkEquity Partners L.L.C., dated December 31, 2004

Exhibit 99.1	Press release

Exhibit 99.2	Form of Purchase Agreements, dated December 31, 2004 and January 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

By:	/s/ J.J. FINKELSTEIN
J.J. Finkelstein
President and Chief Executive Officer

Date: January 6, 2005

3